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                                                                    Exhibit 23.1


Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-63525) of Ethyl Corporation of our report dated June 21, 2000 relating to the financial statements of the Savings Plan for the Employees of Ethyl Corporation, which appears in this Form 11-K.


                                          PRICEWATERHOUSECOOPERS LLP

Richmond, Virginia
June 29, 2000